SmartTrust 721

Supplement to the Prospectus

Kellanova (Ticker: K) has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Defensive 50 Equities Trust, Series 45 no longer includes shares of Kellanova.

Supplement Dated: December 11, 2025